Exhibit 10.4
ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR SONOMA GRANDE, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement dated February 15, 2012 (as may be amended, the “Purchase Agreement”), between Sonoma Grande Tulsa, LLC, a Delaware limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Tulsa, Oklahoma, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment , and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this May 24, 2012.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio
Vice President

ASSIGNEE:

SIR SONOMA GRANDE, LLC
an Delaware limited liability company

By:     Steadfast Income Advisor, LLC,
a Delaware limited liability
company, its Manager

By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Accounting Officer

Exhibit A

DESCRIPTION OF THE LAND

Tract 1:

Lot 1, Block 1, Sonoma Grande, a subdivision in the City of Tulsa, Tulsa County,
Oklahoma, according to the recorded Plat No. 6216.

Tract 2:

The non-exclusive easement for the purpose of providing all emergency and governmental vehicles and equipment access appurtenant to Tract 1 over and across portions of the following described property, as set forth in the Declaration of Covenants, Conditions and Restrictions recorded as Document
No. 2011071534: Lot 2, Block 1, Sonoma Grande, a subdivision in the City of Tulsa, Tulsa County, Oklahoma, according to the recorded Plat No. 6216

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